UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 7, 2022, Inotiv, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose that its Second Amended and Restated Bylaws have been amended. A copy of the Bylaws, as so amended, was filed with the Original Form 8-K as Exhibit 3.1, however due to a technical error, that copy of Exhibit 3.1 was not marked to show all changes to the Bylaws. The Company is filing this Amendment No. 1 to Form 8-K/A solely to file as Exhibit 3.1 a marked copy of the Bylaws, as amended, showing all changes made by the amendment. No other amendments to the Original Form 8-K are being made by this Amendment No. 1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2022, the Board of Directors (the “Board”) of the Company approved certain amendments to the Company’s Second Amended and Restated Bylaws, effective as of that date (as so amended, the “Bylaws”), including the following:

Remote Communication for Stockholder Meetings

The Bylaws now expressly permit the Board, in its sole discretion, to determine whether annual and special meetings of shareholders will be held solely by means of remote communication as authorized by the Indiana Business Corporation Law (the “IBCL”). In addition, the Bylaws were amended to provide that the Board may establish guidelines and procedures in accordance with applicable provisions of the IBCL for the participation by shareholders in a meeting by means of remote communication, and shareholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of shareholders will be deemed present in person and may vote at the meeting.

The Bylaws now provide that if the meeting is held solely by means of remote communication, the list of shareholders entitled to notice of the meeting shall be open to examination by any shareholder at any time during the meeting on a reasonably accessible electronic network. Other provisions of the Bylaws were also amended to reflect that shareholder meetings may be held by remote communication.

Shareholder Proposals and Procedures

The Bylaws provide that for nominations for director or other business to be properly brought before an annual meeting by a shareholder, the shareholder must be a shareholder of record at the time of giving the notice, must be entitled to vote at the meeting and must comply with the procedures set forth in the Bylaws. The Bylaws provide that this is the exclusive means for a shareholder to propose business (other than a proposal included in the Corporation’s proxy materials pursuant to and in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at an annual meeting of shareholders.

The shareholder must have given timely notice of the proposed business or nomination in proper written form to the Secretary of the Company at the principal office of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal office of the Company by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or if no annual meeting was held in the preceding year, for notice by the shareholder to be timely, it must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined below) of the date of the annual meeting is first made.

The Bylaws provide that the shareholder’s notice must set forth specified information, including without limitation, related to the business to be brought or the nominee for director, the shareholder giving the notice and any associated person on whose behalf the proposal or nomination is made, the shares and other interests held by the shareholder or any associated person, that such shareholder will continue to be a holder of record of shares through the date of the meeting, and whether the shareholder intends to solicit proxies for the proposal or nomination. In addition, the shareholder must comply with all applicable requirements of state and federal law, including the Exchange Act and the rules and regulations thereunder. The Bylaw amendments also provide that any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

The Bylaws now provide that if any shareholder provides notice pursuant to Rule 14a-19 under the Exchange Act and subsequently notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19 or fails to comply with all requirements of Rule 14a-19 under the Exchange Act, then such shareholder’s nominations shall be deemed null and void. In addition, if a shareholder does not appear or send a qualified representative to present his or her nomination at a meeting, the Company need not present such nomination for a vote at such meeting, even if proxies in respect of such nomination may have been received by the Company.

Meeting Adjournments

The Bylaws provide that notice of adjournment of a shareholder meeting need not be given if the date, time and place, if any, to which it is adjourned and the means of remote communication, if any, by which shareholders may be deemed to be present in person and vote at the meeting are announced at such meeting, unless, after adjournment, a new record date is or must be fixed for the adjourned meeting.

The Bylaws also provide that except to the extent otherwise required by law, in no event will the adjournment, recess or postponement of a meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Opt-Out of Mandatory Classified Board; Board Classes; Vote Required

The Bylaws were amended to provide that, effective as of November 2, 2022, the provisions of the IBCL that require a classified board of directors (IBCL §23-1-33-6(c)) shall no longer apply to the Company. The Bylaws continue to provide that the Company’s directors shall be divided into three classes as nearly equal in number as possible, with directors in each class elected for three-year terms.

The Bylaws state, consistent with voting standard prior to the amendments, that if a quorum is present, the nominees for director receiving a plurality of the votes cast will be elected to the Board.

General

The Bylaws also make a variety of other language and conforming changes and other technical edits and updates. The foregoing description of the Bylaws, as amended, do not purport to be complete and are qualified in their entirety by reference to the Bylaws, as amended, which are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

3.1	Third Amended and Restated Bylaws, as amended through November 2, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date: November 8, 2022	By:	/s/ Beth A. Taylor
Chief Financial Officer, Senior Vice President Finance